UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 8.01    Other Events.

On April 29, 2014, First Financial Bancorp (the “Company”) announced that it had entered into an Agreement of Merger with Guernsey Bancorp Inc. (“Guernsey”) and Robert Patrella, the sole shareholder of Guernsey.  On July 30, 2014, the Company received notice from the Office of the Comptroller of the Currency (the “Comptroller”) that the transaction has been approved by the Comptroller.  The Company expects that the transaction will be consummated in August 2014.

The Agreement of Merger among Company, Guernsey and Robert Patrella was filed as an exhibit to a Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on May 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President, Chief Administrative
Officer and Chief Financial Officer

Date:	July 31, 2014